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                           MFS(R) INSTITUTIONAL TRUST

                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

                      Supplement to the Current Prospectus

The description of portfolio managers for the MFS(R) Institutional International Equity Fund, under the "Management of the Funds" section of the prospectus, is hereby restated as follows:

David R. Mannheim, a Senior Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1988 and has been a portfolio manager of the fund since 1996. Marcus L. Smith, a Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1994. Mr. Smith became a portfolio manager of the fund effective January 1, 2001.

                The date of this Supplement is January 12, 2001.